EXHIBIT  99.2


                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report (the "Report") on the Form 10-QSB of Standard Capital Corporation (the "Company") for the three months ended November 30, 2004, as filed with the Securities and Exchange Commission on the date hereof, I, E. Del Thachuk, Chief Executive Officer, President and Director, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

1. The Quarterly Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.



Date:  October 24, 2005
                                    /s/   "E.  Del  Thachuk"
                                 -------------------------------
                                       E.  Del  Thachuk
                                  Chief  Executive  Officer,
                                   President  and  Director